Zacks Small-Cap Core Fund
ZSCCX

SUMMARY PROSPECTUS	July 7, 2011

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and Statement of Additional Information and other information about the Fund online at www.zacksfunds.com.  You may also obtain this information at no cost by calling 1-888-453-4003 or by sending an e-mail request to wholesalesupport@Zacks.com. The Fund's Prospectus and Statement of Additional Information, both dated June 30, 2011, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Zacks Small-Cap Core Fund's investment objective is capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%
Wire fee or overnight check delivery fee	$20
Overnight check delivery fee for weekday/Saturday	$15/$20
Retirement account fees (annual maintenance and full redemption requests)	$15

Management fees	0.90%
Distribution and/or service (12b-1) fees	0.25%
Other expenses1	0.71%
Acquired fund fees and expenses1	0.01%
Total annual fund operating expenses	1.87%
Expense waiver and reimbursements2	(0.47%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements 2	1.40%

1 “Other expenses” and “Acquired fund fees and expenses” have been estimated for the current fiscal year.

2   The Fund’s advisor has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to1.39%. This agreement will remain in effect until June 30, 2012 but may be terminated by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$143	$542

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not have a portfolio turnover rate.

Principal Investment Strategies
The Fund pursues its investment objective by applying a hybrid research process which uses both quantitative and qualitative criteria.  The Fund’s advisor uses a proprietary model to quantitatively assess the attractiveness of a large universe of stocks based on potential capital appreciation. The primary aim of the quantitative model is to identify those companies most likely to generate positive alpha, or excess return over the market, when adjusted for stock beta, or movement with the market.  From a smaller universe of stocks that are highly ranked by the quantitative model, the portfolio managers select small-cap stocks with attractive risk/return characteristics based on qualitative criteria.  Portfolio construction incorporates risk controls.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in a diversified portfolio of equity securities of small capitalization companies, with an emphasis on equity securities of U.S. issuers. The Fund’s investments in equity securities may include common stock, preferred stocks and convertible securities.  The Fund considers small capitalization companies to be companies within the range of those companies included in the Russell 2000 Index at the time of purchase.  Because small capitalization companies are defined by reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions.  As of April 30, 2011, the market capitalizations of companies included in the Russell 2000 Index were between $3 million and $6 billion.  The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe.  The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors. The Fund’s advisor allocates assets opportunistically based on market information and is not constrained by investment style parameters. Sector and style allocations generally result from a hybrid research process.  Although not a primary investment strategy, the Fund may engage in short-sale transactions up to 25% of its net assets.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American depository receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  In addition, the Fund may invest in exchange traded funds (“ETFs”), which are investment funds traded on stock exchanges, that seek to track the returns of various equity indices.

Principal Investment Risks
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Small-Cap Companies Risk. The securities of small-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long term.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

Short Sales Risk.  In order to establish a short position in a security, the Fund must first borrow the security from a broker or other institution to complete the sale. The Fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund may experience a loss.

ETF Risk. Investing in one or more ETFs will generally expose the Fund to the risks associated with owning the underlying securities the ETF is designed to track and to management and other risks associated with the ETF itself.   The potential lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, as an investor in an ETF, the Fund will bear a proportionate share of the ETF’s fees and expenses, which may adversely affect the Fund’s performance.

Performance
Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor
Zacks Investment Management, Inc. (the “Advisor”)

Portfolio Managers
Benjamin L. Zacks, Senior Portfolio Manager, and Mitch E. Zacks, Portfolio Manager, have been the portfolio managers of the Fund since its inception on June 30, 2011.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimu Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Fund Shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.